Ex 23(q)

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ TRUST

Know all men by these presents that Gregory D. Bassuk, a Trustee of IndexIQ Trust (the “Trust”) whose name and signature appears below, constitutes and appoints William V. Simon and Adam S. Patti as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Gregory D. Bassuk
Gregory D. Bassuk

May 20, 2008

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ TRUST

Know all men by these presents that Gene Chao, a Trustee of IndexIQ Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Gregory D. Bassuk, William V. Simon, and Adam S. Patti as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Gene Chao
Gene Chao

May 20, 2008

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ TRUST

Know all men by these presents that Reena Aggarwal, a Trustee of IndexIQ Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Gregory D. Bassuk, William V. Simon, and Adam S. Patti as her attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Reena Aggarwal
Reena Aggarwal

May 20, 2008